EXHIBIT 21
CATERPILLAR INC. Amended and Restated List of Subsidiaries and Affiliated Companies (as of December 31, 2017)
Direct and Indirect Wholly-Owned Subsidiaries
Name of Company	Where Organized
Advanced Tri-Gen Power Systems, LLC	Delaware
Anchor Coupling Inc.	Delaware
Asia Power Systems (Tianjin) Ltd.	China
Banco Caterpillar S.A.	Brazil
Bucyrus Australia Surface Pty. Ltd.	Australia
Bucyrus Europe Holdings, Ltd.	England and Wales
Bucyrus Europe Limited	England and Wales
Bucyrus International (Chile) Limitada	Chile
Bucyrus International (Peru) S.A.	Peru
Bucyrus Mining Australia Pty. Ltd.	Australia
Bucyrus Mining China LLC	Delaware
Bucyrus UK Limited	England and Wales
Cat Rental Kyushu LLC	Japan
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Huainan) Machinery Service Co., Ltd.	China
Caterpillar (Langfang) Mining Equipment Co., Ltd.	China
Caterpillar (Luxembourg) Investment Co. S.a r.l.	Luxembourg
Caterpillar (Newberry) LLC	Delaware
Caterpillar (NI) Limited	Northern Ireland
Caterpillar (Qingzhou) Ltd.	China
Caterpillar (Shanghai) Trading Co., Ltd.	China
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Suzhou) Logistics Co., Ltd.	Australia
Caterpillar (Thailand) Limited	England and Wales
Caterpillar (U.K.) Limited	Chile
Caterpillar (Wujiang) Ltd.	Peru
Caterpillar (Zhengzhou) Ltd.	Australia
Caterpillar Acquisition Holding Corp.	Delaware
Caterpillar Americas C.V.	Netherlands
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific L.P.	Bermuda
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Belgium S.A.	Belgium

Caterpillar Brasil Comercio de Maquinas e Pecas Ltda.	Brazil
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brazil LLC	Delaware
Caterpillar Castings Kiel GmbH	Germany
Caterpillar Centro de Formacion, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding SARL	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Communications LLC	Delaware
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Cote D'Ivoire SARL	West Africa
Caterpillar Crédito, S.A. de C.V., SOFOM, E.R.	Mexico
Caterpillar DC Pension Trust Limited	England and Wales
Caterpillar Distribution International LLC	Russia
Caterpillar Distribution Services Europe B.V.B.A.	Belgium
Caterpillar East Real Estate Holding Ltd.	Japan
Caterpillar Emissions Solutions Inc.	New Mexico
Caterpillar Energy Solutions Asia Pacific Pte. Ltd.	Singapore
Caterpillar Energy Solutions GmbH	Germany
Caterpillar Energy Solutions Inc.	Delaware
Caterpillar Energy Solutions, S.A.	Spain
Caterpillar Energy System Technology (Beijing) Co., Ltd.	China
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Equipos Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Eurasia LLC	Russia
Caterpillar Finance France S.A.	France
Caterpillar Finance Kabushiki Kaisha	Japan
Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Australia Leasing Pty Limited	Australia
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Commercial Account Corporation	Nevada
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Kazakhstan Limited Liability Partnership	Kazakhstan
Caterpillar Financial Leasing (Shanghai) Co., Ltd.	China
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nordic Services AB	Sweden
Caterpillar Financial Nova Scotia Corporation	Canada
Caterpillar Financial OOO	Russia
Caterpillar Financial Receivables Corporation	Nevada

Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Dubai) Limited	United Arab Emirates
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England and Wales
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.P.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services Leasing ULC	Canada
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Norway AS	Norway
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial UK Acquisition Funding Partners	England and Wales
Caterpillar Financial Ukraine LLC	Ukraine
Caterpillar Fluid Systems S.r.l.	Italy
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar Forest Products Inc.	Delaware
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Investments S.a r.l.	Luxembourg
Caterpillar Global Mining America LLC	Delaware
Caterpillar Global Mining Colombia S.A.S.	Colombia
Caterpillar Global Mining Equipamentos De Mineracao do Brasil Ltda.	Brazil
Caterpillar Global Mining Equipment LLC	Delaware
Caterpillar Global Mining Europe GmbH	Germany
Caterpillar Global Mining Expanded Products Pty Ltd	Australia
Caterpillar Global Mining Field Services LLC	Delaware
Caterpillar Global Mining Germany Holdings GmbH	Germany
Caterpillar Global Mining HMS GmbH	Germany
Caterpillar Global Mining Holdings GmbH	Germany
Caterpillar Global Mining Hong Kong AFC Manufacturing Holding Co., Limited	Hong Kong
Caterpillar Global Mining Hong Kong Limited	Hong Kong
Caterpillar Global Mining LLC	Delaware
Caterpillar Global Mining Mexico LLC	Delaware
Caterpillar Global Mining Mexico S. de R.L. de C.V.	Mexico
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Global Mining SARL	Switzerland
Caterpillar Global Mining Services Mexico S. de R.L. de C.V.	Mexico
Caterpillar Global Mining U.S. Parts LLC	Delaware
Caterpillar Global Services LLC	Delaware
Caterpillar Group Services S.A.	Belgium

Caterpillar Holding (France) S.A.S.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holdings Australia Pty., Ltd.	Australia
Caterpillar Hungary Components Manufacturing Ltd.	Hungary
Caterpillar Hydraulics Italia S.r.l.	Italy
Caterpillar Impact Products Limited	England and Wales
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Industrias Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Industries (Pty) Ltd	South Africa
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Designated Activity Company	Ireland
Caterpillar International Finance Luxembourg Holding S.à r.l.	Luxembourg
Caterpillar International Finance Luxembourg S.à r.l.	Luxembourg
Caterpillar International Holding S.a r.l.	Luxembourg
Caterpillar International Investments Cooperatie U.A.	Netherlands
Caterpillar International Luxembourg I S.à r.l.	Luxembourg
Caterpillar International Luxembourg II S.à r.l.	Luxembourg
Caterpillar International Product SARL	Switzerland
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Limited	Ireland
Caterpillar Investment One SARL	Switzerland
Caterpillar Investment Two SARL	Switzerland
Caterpillar Investments	England & Wales
Caterpillar IPX LLC	Delaware
Caterpillar IRB LLC	Delaware
Caterpillar Japan LLC	Japan
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH (Leipzig)	Germany
Caterpillar Leasing Operativo Limitada	Chile
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (Shanghai) Co. Ltd.	China
Caterpillar Logistics (UK) Limited	England and Wales
Caterpillar Logistics Inc.	Delaware
Caterpillar Logistics ML Services France S.A.S.	France
Caterpillar Logistics Services (Tianjin) Ltd.	China

Caterpillar Logistics Services China Limited	Hong Kong
Caterpillar Luxembourg Group S.ar.l.	Luxembourg
Caterpillar Luxembourg LLC	Delaware
Caterpillar Luxembourg S.a r.l.	Luxembourg
Caterpillar Machinery Nantong Co., Ltd.	China
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Asset Intelligence LLC	Delaware
Caterpillar Marine Power UK Limited	England and Wales
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Maroc SARL	Morocco
Caterpillar Materiels Routiers SAS	France
Caterpillar Mexico LLC	Delaware
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Canada ULC	Canada
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren (Guangdong) Co. Ltd.	China
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Henstedt-Ulzburg GmbH	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar Netherlands Holding B.V.	Netherlands
Caterpillar North America C.V.	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Operator Training Ltd.	Japan
Caterpillar Overseas Credit Corporation SARL	Switzerland
Caterpillar Overseas Investment Holding SARL	Switzerland
Caterpillar Overseas Limited	England and Wales
Caterpillar Overseas SARL	Switzerland
Caterpillar Panama Services S.A.	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generation Systems (Bangladesh) Limited	Bangladesh
Caterpillar Power Generation Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Precision Seals Korea	South Korea
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Development SARL	Switzerland
Caterpillar Product Services Corporation	Missouri
Caterpillar Propulsão Marítima do Brasil LTDA	Brazil
Caterpillar Propulsion AB	Sweden

Caterpillar Propulsion International Trading (Shanghai) Co., Ltd.	China
Caterpillar Propulsion Istanbul Makina Ticaret Limited Sirketi	Turkey
Caterpillar Propulsion Italy S.R.L.	Italy
Caterpillar Propulsion Namibia (Proprietary) Limited	Namibia
Caterpillar Propulsion Production AB	Sweden
Caterpillar Propulsion Pte. Ltd.	Singapore
Caterpillar Propulsion Singapore Pte. Ltd.	Singapore
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Ramos Arizpe LLC	Delaware
Caterpillar Ramos Arizpe Servicios S.A. de C.V.	Mexico
Caterpillar Ramos Arizpe, S. de R.L. de C.V.	Mexico
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Remanufacturing Drivetrain LLC	Delaware
Caterpillar Remanufacturing Services (Shanghai) Co., Ltd.	China
Caterpillar Renting France S.A.S.	France
Caterpillar Reynosa, S.A. de C.V.	Mexico
Caterpillar SARL	Switzerland
Caterpillar Senegal SARL	Senegal
Caterpillar Services Germany GmbH	Germany
Caterpillar Services Limited	Delaware
Caterpillar Servicios Limitada	Chile
Caterpillar Servicios Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Servizi Italia Srl	Italy
Caterpillar Shrewsbury Limited	England and Wales
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Southern Africa (Pty) Ltd.	South Africa
Caterpillar Special Services Belgium S.P.R.L.	Belgium
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Tianjin Ltd.	China
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France S.A.R.L.	France
Caterpillar Tunneling Canada Holdings Ltd.	Canada
Caterpillar Tunnelling Canada Corporation	Canada
Caterpillar Tunnelling Europe Limited	England and Wales
Caterpillar UK Acquisition Partners LP	England and Wales
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Engines Company Limited	England and Wales
Caterpillar UK Group Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Undercarriage (Xuzhou) Co., Ltd.	China
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Used Equipment Services Inc.	Delaware
Caterpillar Used Equipment Services International SARL	Switzerland
Caterpillar Venture Capital Inc.	Delaware
Caterpillar Work Tools B.V.	Netherlands

Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar Xuzhou Ltd.	China
Centre de Distribution de Wallonie SPRL	Belgium
EDC European Excavator Design Center GmbH	Germany
Electro-Motive Diesel Limited	England and Wales
Electro-Motive Locomotive Technologies LLC	Russia
Electro-Motive Maintenance Operations Pty Ltd	Australia
Electro-Motive Technical Consulting Co. (Beijing) Ltd.	China
EMC Holding Corp.	Delaware
EMD International Holdings, Inc.	Delaware
EMD Locomotive Company de Mexico, S.A. de C.V.	Mexico
EMD Locomotive Maintenance de Mexico S.A. de C.V.	Mexico
EMD Locomotive Technologies Private Limited	India
Energy Services International Limited	Bermuda
Equipment Assurance Limited	Cayman Islands
Equipos de Acuña, S.A. de C.V.	Mexico
ERA Information & Entertainment (BVI) Limited	British Virgin Islands
ERA Mining Machinery Limited	Cayman Islands
F. G. Wilson (Proprietary) Limited	South Africa
F. Perkins Limited	England and Wales
FG Wilson (Engineering) Limited	England and Wales
GB Holdco (China), Inc.	Delaware
GFCM Comercial Mexico, S.A. de C.V., SOFOM, E.N.R.	Mexico
GFCM Servicios, S.A. de C.V.	Mexico
Hong Kong Siwei Holdings Limited	Hong Kong
Inmobiliaria Conek, S.A. de C.V.	Mexico
Intelligent Switchgear Organization LLC	Delaware
Kemper Valve & Fittings Corp.	Illinois
Kentuckiana Railcar Repair & Storage Facility, LLC	Indiana
Leo, Inc.	Washington
Locomotoras Progress Mexico, S. de R.L. de C.V.	Mexico
M2M Data Corporation	Colorado
MaK Americas Inc.	Illinois
MaK Americas Inc. (Canada)	Canada
MaK Power Systems Lanka (Private) Ltd.	Sri Lanka
Mec-Track S.r.l.	Italy
Metalmark Financial Services Limited	England and Wales
Motoren Steffens GmbH	Germany
MWM Austria GmbH	Austria
MWM Benelux B.V.	Netherlands
MWM Energy Australia Pty Ltd	Australia
MWM France S.A.S	France
MWM Real Estate GmbH	Germany
Nippon Caterpillar LLC	Japan
Perkins Engines (Asia Pacific) Pte Ltd	Singapore

Perkins Engines Company Limited	England and Wales
Perkins Engines Group Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Group Limited	England and Wales
Perkins Holdings Limited LLC	Delaware
Perkins India Private Limited	India
Perkins International Inc.	Delaware
Perkins Limited	England and Wales
Perkins Motores do Brasil Ltda.	Brazil
Perkins Power Systems Technology (Wuxi) Co., Ltd.	China
Perkins Technology Inc.	Delaware
Progress Metal Reclamation Company	Kentucky
Progress Rail Canada Corporation	Canada
Progress Rail Equipamentos e Servicos Ferroviarios do Brasil Ltda.	Brazil
Progress Rail Equipment Leasing Corporation	Michigan
Progress Rail Holdings, Inc.	Alabama
Progress Rail Inspection & Information Systems GmbH	Germany
Progress Rail Inspection & Information Systems S.r.l.	Italy
Progress Rail International Corp.	Delaware
Progress Rail Leasing Canada Corporation	Delaware
Progress Rail Leasing Corporation	Delaware
Progress Rail Leasing de Mexico, S. de R.L. de C.V.	Mexico
Progress Rail Locação de Locomotivas Ltda.	Brazil
Progress Rail Locomotivas (do Brasil) Ltda.	Brazil
Progress Rail Locomotive Canada Co.	Canada
Progress Rail Locomotive Chile SpA	Chile
Progress Rail Locomotive Inc.	Delaware
Progress Rail Manufacturing Corporation	Delaware
Progress Rail Raceland Corporation	Delaware
Progress Rail Rocklin Corporation	Delaware
Progress Rail SA Proprietary Limited	South Africa
Progress Rail Services Corporation	Alabama
Progress Rail Services de Mexico S.A. de C.V.	Mexico
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail Services UK Limited	England and Wales
Progress Rail Switching Services LLC	Delaware
Progress Rail Transcanada Corporation	Canada
Progress Rail Welding Corporation	Delaware
Progress Rail Wildwood, LLC	Florida
PT Caterpillar Finance Indonesia	Indonesia
PT. Bucyrus Indonesia	Indonesia
PT. Caterpillar Indonesia	Indonesia
PT. Caterpillar Indonesia Batam	Indonesia
PT. Caterpillar Remanufacturing Indonesia	Indonesia
Pyrrha Investments B.V.	Netherlands

Pyrrha Investments Limited	England and Wales
S&L Railroad, LLC	Nebraska
SCM Singapore Holdings Pte. Ltd.	Singapore
Servicios Administrativos Progress S. de R.L. de C.V.	Mexico
Servicios de Turbinas Solar, S. de R.L. de C.V.	Mexico
Servicios Ejecutivos Progress S. de R.L. de C.V.	Mexico
Shandong SEM Machinery Co., Ltd.	China
Solar Turbines (Beijing) Trading Services Co., Ltd.	China
Solar Turbines (Thailand) Ltd.	Thailand
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Central Asia Limited Liability Partnership	Kazakhstan
Solar Turbines CIS Limited Liability Company	Russia
Solar Turbines EAME s.r.o.	Czech Republic
Solar Turbines Egypt Limited Liability Company	Egypt
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines India Private Limited	India
Solar Turbines International Company	Delaware
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Middle East Limited	Jebel Ali Free Zone
Solar Turbines New Zealand Limited	New Zealand
Solar Turbines Overseas Pension Scheme Limited	Guernsey
Solar Turbines Saudi Arabia Limited	Saudi Arabia
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Switzerland Sagl	Switzerland
Solar Turbines Trinidad & Tobago Limited	Trinidad and Tobago
Solar Turbines West-Africa SARL	Gabon
SPL Software Alliance LLC	Delaware
Tangshan DBT Machinery Co., Ltd.	China
Tecnologia Modificada, S.A. de C.V.	Mexico
Tokyo Rental Ltd.	Japan
Traction & Mining Motor Repairs Pty Ltd	Australia
Turbinas Solar de Colombia S.A.	Colombia
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbinas Solar S.A. de C.V.	Mexico
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach France SARL	France
Turbomach GmbH	Germany
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.A., Unipersonal	Spain
Turbomach S.r.L.	Italy
Turbomach Sp. Z o.o.	Poland

Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England and Wales
United Industries, LLC	Kentucky
VALA (UK) LP	England and Wales
VALA Inc.	Delaware
VALA LLC	Delaware
Vasky Energy Ltd.	British Virgin Islands
West Virginia Auto Shredding, Inc.	West Virginia
Western Gear Machinery LLC	Delaware
Zhengzhou Siwei Mechanical and Electrical Equipment Sales Co., Ltd.	China
Majority-Owned Subsidiaries
Name of Company	Where Organized
AsiaTrak (Tianjin) Ltd.	China
Caterpillar Financial Services Philippines Inc.	Philippines
Electro-Motive Diesel Arabia LLC	Saudi Arabia
Magnum Power Products, LLC	Delaware
Perkins Shibaura Engines Limited	England & Wales
Perkins Shibaura Engines LLC	Delaware
Perkins Shibaura Engines (Wuxi) Co., Ltd.	China
P. T. Solar Services Indonesia	Indonesia
Wetland Sustainability Fund I, LLC	Delaware
Affiliated Companies (50% and less ownership)
Name of Company	Where Organized
10G LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czech Republic
Amsted RPS/Schwihag JV LLC	Delaware
AP Operation & Maintenance Limited	Channel Islands
Atlas Heavy Engineering Pty Ltd	Australia
Black Horse LLC	Delaware
Caterpillar Trimble Control Technologies LLC	Delaware
CSSC Motoren Anqing-Kiel Co., Ltd.	China
Datong Tongbi Machinery Company Limited	India
Electro-Motive Diesel Africa Proprietary Limited	South Africa
Evercompounds LLC	Delaware
Leading Edge Hydraulic Systems Co., Ltd.	China
Polyhose India (Rubber) Private Limited	India
Shanxi Xishan Siwei Mechanical & Electrical Equipment Manufacturing Co., Ltd.	China
Suzhou Liaoan Machinery Co., Ltd.	China
Terex NHL Mining Equipment Company Limited	China
Turboservices SDN BHD	Malaysia
Undercarriage and Tractor Parts Private Limited	India
Vector Hydraulics Private Limited	India
VirtualSite Solutions LLC	Delaware
Xi'an FC Intelligence Transmission Co., Ltd.	China